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                                                                   EXIHIBT 10.42


                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of the 5th day of May, 2000, by and among the banks listed on the signature pages hereof (the "Lenders"), KEVCO, INC., a Texas corporation (the "Borrower"), and BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., as administrative agent for the Lenders (the "Administrative Agent"), to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).

                                   BACKGROUND

                  (a) The Lenders, the Borrower, and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of July 14, 1999 (as amended through the date hereof and as may be further amended, extended, renewed, or restated from time to time, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

                  (b) The Borrower, the Administrative Agent, and the Lenders desire to amend the Credit Agreement to provide for certain changes to
         (i) the Borrowing Base, (ii) certain financial covenants and (iii) the pricing structure.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 is amended by amending the introductory language in the definition of "Applicable Base Rate Margin" as follows:

                           "Applicable Base Rate Margin" means the following per
                  annum percentages, applicable in the following situations, provided that, such percentages shall be increased by 0.25% commencing May 5, 2000, provided, further, that such increase shall no longer be in effect after the first day of the calendar month following the date the Borrower delivers its financial statements for any fiscal quarter or fiscal year ending on or after December 31, 2000 to the Administrative Agent in accordance with Section 6.1 or Section 6.2 respectively, if such financial statements show compliance with Sections 7.10, 7.11 and 7.12:

                  (b) Section 1.1 is amended by amending the introductory language in the definition of "Applicable LIBOR Rate Margin" as follows:

                           "Applicable LIBOR Rate Margin" means the following
                  per annum percentages, applicable in the following situations, provided


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                  that, such percentages shall be increased by 0.25% commencing
                  May 5, 2000, provided, further, that such increase shall no longer be in effect after the first day of the calendar month following the date the Borrower delivers its financial statements for any fiscal quarter or fiscal year ending after December 31, 2000 to the Administrative Agent in accordance with Section 6.1 or Section 6.2 respectively, if such financial statements show compliance with Sections 7.10, 7.11 and 7.12:

                  (c) Section 1.1 is amended by entirely amending the definition of "Borrowing Base" as follows:

                           "Borrowing Base" means for the Borrower and each of
                  its Subsidiaries which have executed a Subsidiary Security Agreement, on a consolidated basis, the sum of (a) 80% of book value of accounts receivable, minus, to the extent not deducted in arriving at book value, the portion of any account not paid within 90 days of when due, plus (b) 60% of book value of inventory (including goods in transit backed by Letters of Credit) net of reserves as determined by Borrower, plus (c) at any time (i) prior to January 1, 2001, 55% of book value of owned real property, equipment and other fixed assets, net of depreciation, or (ii) on or after January 1, 2001, 50% of book value of owned real property, equipment and other fixed assets, net of depreciation, plus (d) 100% of Cash and Cash Equivalents (excluding amounts in the Restricted Account). For purposes of this definition, "book value" means the value of an asset as reflected in the Borrower's or the appropriate Subsidiary's accounting books and records, determined in accordance with GAAP.

                  (d) Section 7.10 is amended by entirely amending clause (b) thereof as follows:

                           (b)(i) 8.75 to 1.00 at the end of the March 31,
                  2000, fiscal quarter, (ii) 10.25 to 1.00 at the end of the June 30, 2000, fiscal quarter, (iii) 9.50 to 1.00 at the end of the September 30, 2000, fiscal quarter, and (iv) 8.00 to
                  1.00 at the end of the December 31, 2000, fiscal quarter,

                  (e) Section 7.12 is entirely amended, as follows:

                           The Borrower shall not permit Net Worth to be less
                  than (a) at any time prior to the end of the fiscal quarter of the Borrower ending December 31, 2000, the sum of (i) $37,914,000, plus (ii) 50% of cumulative Net Income for the period from and including April 1, 1999 (but excluding from the calculation of such cumulative Net Income the effect, if any, of any fiscal quarter (or portion of a fiscal quarter not yet ended) for which Net Income was a negative number), plus (iii) 50% of the Net Cash Proceeds from the Wingate


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                  Subordinated Debt and the Wingate Stock Acquisition and from any other Equity Offering, (b) $51,000,000 as of the end of the fiscal quarter of the Borrower ending December 31, 2000, and (c) at any time after December 31, 2000, the sum of (i) the greater of (A) $51,000,000 or (B) Net Worth as of the end of the fiscal quarter of the Borrower ending December 31, 2000, plus (ii) 50% of cumulative Net Income for the period from and including January 1, 2001 (but excluding from the calculation of such cumulative Net Income the effect, if any, of any fiscal quarter (or portion of a fiscal quarter not yet ended) for which Net Income was a negative number), plus
                  (iii) 50% of the Net Cash Proceeds from any Equity Offering after May 5, 2000.

         2. AMENDMENT FEE. The Borrower shall pay to the Administrative Agent, for the pro rata account of each Lender, an amendment fee equal to the product of (a) 0.10% multiplied by (b) the sum of such Lender's Revolving Credit Commitment and the total outstanding principal amount of all Term Loan Advances owed to such Lender as of the date of this Amendment. Such amendment fee shall be earned and payable as of the date of this Amendment in immediately available funds.

         3. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation.

         4. SUBSIDIARIES ACKNOWLEDGMENT. By signing below, each of the Subsidiaries which has executed a Subsidiary Guaranty (a) consents and agrees to the execution and delivery of this Amendment, (b) ratifies and confirms its obligations under its Subsidiary Guaranty, (c) acknowledges and agrees that its obligations under its Subsidiary Guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

         5. RELEASE.

                  (a) The Borrower and each Subsidiary Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.



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                  (b) The Borrower and each Subsidiary Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

                  (c) The agreements of the Borrower and each Guarantor set forth in this Section 5 shall survive termination of this Amendment and the other Loan Documents.

         6. REPRESENTATIONS AND WARRANTIES TRUE, NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof:

                  (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date, except for any representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such specific date; and

                  (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

         7. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

                  (a) All reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by the Administrative Agent, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. and Arthur Andersen L.L.P., shall have been paid; and

                  (b) The Administrative Agent shall have received such documents, certificates and instruments as the Administrative Agent shall reasonably require; and

                  (c) The Administrative Agent shall have received for the account of the Lenders the Amendment Fee described in Section 2 of this Amendment.

         8. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         9. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.




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         10. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         11. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         12. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         13. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

                                       KEVCO, INC.



                                       By:   /s/ Joseph P. Tomczak
                                          --------------------------------------
                                             Joseph P. Tomczak
                                             Executive Vice President and Chief
                                             Financial Officer


                                       BANK OF AMERICA, N.A., formerly known as
                                       NationsBank, N.A., as Administrative
                                       Agent and as a Lender



                                       By: /s/ William E. Livingstone, IV
                                          --------------------------------------
                                             William E. Livingstone, IV
                                             Managing Director


                                       NATIONAL CITY BANK KENTUCKY



                                       By: /s/ Jerrol Z. Miles
                                          --------------------------------------
                                             Jerrol Z. Miles
                                             Senior Vice President


                                       GUARANTY FEDERAL BANK, F.S.B.



                                       By: /s/ Robert S. Hays
                                          --------------------------------------
                                             Robert S. Hays
                                             Senior Vice President


                                       WELLS FARGO BANK, N.A.



                                       By: /s/ Danny Oliver
                                          --------------------------------------
                                             Danny Oliver
                                             Relationship Manager



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                                       PILGRIM PRIME RATE TRUST

                                       By: Pilgrim Investments, Inc., as its
                                             Investment Manager


                                       By:   /s/ Michel Prince
                                          --------------------------------------
                                             Michel Prince, CFA
                                             Vice President


                                       ARCHIMEDES FUNDING, L.L.C.

                                       By: ING Capital Advisors, Inc., as
                                             Collateral Manager


                                       By: /s/ Jonathan David
                                          --------------------------------------
                                           Jonathan David
                                           Vice President


                                       ALLIANCE CAPITAL FUNDING, L.L.C.

                                       By: Alliance Capital Management, L.P., as
                                           Manager on behalf of ALLIANCE CAPITAL
                                           FUNDING, L.L.C.

                                           By: ALLIANCE CAPITAL MANAGEMENT
                                               CORPORATION
                                               General Partner of Alliance
                                               Capital Management, L.P.


                                           By: /s/ Katalin E. Kutasi
                                               ---------------------------------
                                               Katalin E. Kutasi
                                               Senior Vice President



                                       MERRILL LYNCH DEBT STRATEGIES
                                       PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor

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                                       By:      /s/ Andrew C. Liggio
                                          --------------------------------------
                                                    Andrew C. Liggio
                                                    Authorized Signatory


                                       Merrill Lynch Debt Global Investment
                                       Series:
                                       INCOME STRATEGIES PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                       By:      /s/ Andrew C. Liggio
                                          --------------------------------------
                                                    Andrew C. Liggio
                                                    Authorized Signatory


                                       BANK ONE, TEXAS, N.A.


                                       By:      /s/ Bradley C. Peters
                                          --------------------------------------
                                                    Bradley C. Peters
                                                    Vice President


                                       PAM CAPITAL FUNDING LP

                                       By: Highland Capital Management, L.P., as
                                                Collateral Manager



                                       By:  /s/ James Dondero
                                          --------------------------------------
                                                James Dondero, CFA, CPA
                                                President
                                                Highland Capital Management L.P.

ACKNOWLEDGED AND AGREED:

KEVCO MANAGEMENT, INC.



By:  /s/ James Johnson
   --------------------------------------
         James Johnson
         Executive Vice President

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KEVCO HOLDING, INC.


By:  /s/ James Johnson
   --------------------------------------
         James Johnson
         Executive Vice President


KEVCO GP, INC.


By:  /s/ James Johnson
   --------------------------------------
         James Johnson
         Executive Vice President


KEVCO COMPONENTS, INC.


By:  /s/ James Johnson
   --------------------------------------
         James Johnson
         Executive Vice President


DCM DELAWARE, INC.


By:  /s/ James Johnson
   --------------------------------------
         James Johnson
         Executive Vice President


KEVCO MANUFACTURING, L.P.

By:  KEVCO GP, INC., its General Partner


By:  /s/ James Johnson
   --------------------------------------
         James Johnson
         Executive Vice President


KEVCO DISTRIBUTION, L.P.

By:  KEVCO GP, INC., its General Partner



By:  /s/ James Johnson
   --------------------------------------
         James Johnson
         Executive Vice President